1 2006 Annual Meeting of Stockholders April 26, 2006 April 26, 2006 EXHIBIT 99.1

2 2006 Annual Meeting of Stockholders Paul M. Pantozzi Paul M. Pantozzi Chairman of the Board & Chairman of the Board & Chief Executive Officer Chief Executive Officer

Certain statements contained herein are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect,"
"estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company wishes to caution readers not to place undue reliance on any such forward-
looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Forward Looking Statements

Corporate Profile
• A $6 billion community bank
• 76 retail offices serving 10 counties in
northern and central New Jersey
• Established: February, 1839
• Full conversion IPO: January, 2003
• Shares traded on NYSE: ticker symbol PFS
•
Market capitalization: $1.25 billion (at 3/31/06)

Ongoing Strategies for
Earnings-per-Share Growth
•
•
Enterprise Management
Enterprise Management
– Disciplined Resource Management
– Balance Sheet Management and Positioning
– Preserving/Enhancing Franchise Value
– Asset Quality Maintenance
•
•
Capital Management
Capital Management
– Share Repurchase Programs
– Stockholder Cash Dividends
– Disciplined Market Expansion/Management

Resource Management
$43.4
$43.5
$44.8
$46.0
$47.2
$48.5
$46.9
3.34%
3.31% 3.31%
3.27%
3.43%
3.38%
3.38%
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06
Net Interest Income (in millions) Net Interest Margin (%)
Core Revenue Driver is Net Interest Income
Core Revenue Driver is Net Interest Income
–
–
Near term Strategy:  Preserve Net Interest Margin
Near term Strategy:  Preserve Net Interest Margin

Resource Management
$30.2
$29.5
$30.0
$33.2
$31.4
$32.3
$34.3
961
926
915
913
898
892
895
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06
Non-Interest Expense (in millions) # of FTEs
Diligently Managing Overhead Costs
Diligently Managing Overhead Costs
–
–
Optimize Workforce Productivity
Optimize Workforce Productivity
Includes $1.4 million
voluntary resignation
initiative

Balance Sheet Management
Decreasing Dependence on Investment
Decreasing Dependence on Investment
Securities and Wholesale Borrowings*
Securities and Wholesale Borrowings*
* Excludes Subordinated Debentures
($ in millions)
$1,997
$1,900
$1,782
$1,708
$1,635
$1,538
$1,451
$1,239
$1,166
$1,109
$1,100
$1,048
$970
$875
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06
Investment Securities Borrowings*

Balance Sheet Management
Maximizing Loans to Drive Revenue
Maximizing Loans to Drive Revenue
$3,406
$3,690
$3,661
$3,660
$3,660
$3,655
$3,712
62.6%
68.9%
67.7%
66.7%
65.8%
65.1%
70.9%
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06
Aver. Net Loans (in millions) % of Aver. Earning Assets

Balance Sheet Management
3/31/06
Residential
Mortgage
47%
Consumer
15%
Construction
8%
Commercial R.E.
20%
Commercial &
Industrial
10%
Loan Portfolio Mix: Continuing Emphasis on
Loan Portfolio Mix: Continuing Emphasis on
Commercial Loans
Commercial Loans
12/31/04
Residential
Mortgage
50%
Consumer
14%
Construction
5%
Commercial R.E.
21%
Commercial &
Industrial
10%

Balance Sheet Management
12/31/04
Non-Interest
DDA
12%
Time Deposits
34%
MMA
4%
Savings
38%
NOW
12%
Deposit Mix: Safeguarding Core Customer Relationships
Deposit Mix: Safeguarding Core Customer Relationships
3/31/06
Non-Interest
DDA
12%
Time Deposits
38%
MMA
3%
Savings
34%
NOW
13%

Sussex
Warren
Passaic
Bergen
Essex
Union
Hunterdon
Somerset
Middlesex
Monmouth
Burlington
Ocean
Richmond
Kings
New York
Westchester
Copyright (C) 2006 SNL Financial LC. All rights reserved
0
18.7mi

PROVIDENT FINANCIAL SERVICES, INC.

12 76 Branch Offices Serving 10 Counties in Northern 76 Branch Offices Serving 10 Counties in Northern and Central New Jersey and Central New Jersey Preserving Franchise Value

Significant Presence in Great Markets
•
• 81% of our deposits are in 4 counties with strong
81% of our deposits are in 4 counties with strong
and growing demographics
and growing demographics
– Middlesex
– Hudson
– Essex
– Monmouth
•
• Together they comprise one-third of all
Together they comprise one-third of all
households in New Jersey*
households in New Jersey*
•
• Provident is in Top-10 deposit market share rank
Provident is in Top-10 deposit market share rank
for each county*
for each county*
* Source:  SNL Financial * Source:  SNL Financial

Deposit Market Share and
Growth Potential
* Source:  SNL
Financial/ESRI
Source:  SNL Financial as per FDIC/SOD at
6/30/05.  Data is pro-forma for pending mergers
and excludes brokerage/institutional deposits.
2005 Median Household
Income ($)*
Projected Growth
2005 - 2010 (%)*
Middlesex 69,256 13.68
Hudson 45,460 13.16
Essex 51,622 16.65
Monmouth 74,867 15.84
NJ State Median 59,545 14.29
U.S. National Median 49,747 17.36
Middlesex
Hudson
Essex
Monmouth
New Jersey
Provident Deposit Market Share Rank*
# 10 of 149 Institutions
# 5 of 45 Institutions
# 3 of 31 Institutions
# 10 of 32 Institutions
# 10 of 30 Institutions

Industry-leading Performance
Industry-leading Performance
Non-performing Assets as a % of Total Assets
0.26%
0.25%
0.23%
0.22%
0.21%
0.22%
0.10%
0.11%
0.11%
0.13%
0.09%
0.10%
0.08%
3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06
Mid-Atlantic Banks & Thrifts PFS
Asset Quality Maintenance

•
•
Completed first program 4th Quarter 2004:
Completed first program 4th Quarter 2004:
– approximately 4.0 million shares repurchased
•
•
Completed second program 3rd Quarter 2005:
Completed second program 3rd Quarter 2005:
– approximately 3.7 million shares repurchased
•
•
Third program authorized July, 2005:
Third program authorized July, 2005:
– approximately 3.6 million shares authorized for repurchase
– approximately 1.1 million shares left for repurchase as of
March 31, 2006
•
•
Fourth program authorized April, 2006:
Fourth program authorized April, 2006:
– approximately 3.4 million shares authorized for repurchase
•
• 12.8% of issued and outstanding shares
12.8% of issued and outstanding shares
repurchased since IPO
repurchased since IPO
Capital Management
--Share Repurchase

Stockholder Value via steady Cash Dividend Increases
Stockholder Value via steady Cash Dividend Increases
Cash Dividend Declared
$0.04
$0.05
$0.06
$0.07
$0.08
$0.09
$0.10
Apr-03 July-03 Jan-04 Jan-05 Apr-05 Oct-05 Apr-06
Current Dividend Yield = 2.22% (based on 4/21/06 share price of $18.01)
Capital Management
--Cash Dividends

•
• New branch openings curtailed during 2005
New branch openings curtailed during 2005
– few in-market opportunities with favorable pricing
– First Sentinel acquisition, completed July, 2004, added
22 branches to our network
– efforts concentrated on optimizing those opportunities
– consolidated 2 underperforming branches in
September, 2005
– Ongoing review of substandard branches
•
• Continue to seek out acquisition opportunities
Continue to seek out acquisition opportunities
– focus on existing footprint and contiguous markets
– remain rational in evaluating potential transactions
– must add long-term stockholder value
Disciplined Approach to
Market Expansion

Financial Highlights
Financial Highlights
1
1
st
Quarter 2006
Quarter 2006
Linda A. Niro
Linda A. Niro
Senior Vice President &
Senior Vice President &
Chief Financial Officer
Chief Financial Officer

Financial Highlights
(Dollars in thousands)
INCOME STATEMENT: 3/31/06 3/31/05
Net income $13,802 $15,022
Diluted earnings per share $0.22 $0.22
Return on equity 5.22% 5.41%
Return on assets 0.94% 0.96%
Net interest margin 3.31% 3.38%
Efficiency ratio 59.56% 58.83%

(Dollars in thousands)
BALANCE SHEET: 3/31/06 12/31/05
Total assets $5,948,254 $6,052,374
Total loans $3,731,348 $3,739,122
Total deposits $3,924,735 $3,921,458
Total investments $1,450,687 $1,537,665
Total borrowings $901,560 $996,552
Total stockholders' equity $1,066,927 $1,076,295
Financial Highlights

Comparative Yield Curve
4.89% 4.88% 4.90% 5.00%
5.08%
4.90%
4.74% 4.75%
1.00%
4.51%
3.62%
2.77%
2.32%
1.15%
0.96%
5.28%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
FF 3 mo 6 mo 2 yr. 3 yr. 5 yr. 10 yr. 30 yr.
Current Yield Curve Yield Curve @ 4/30/04

Net Interest Rate Spread
4.60%
5.00%
5.40%
Mar-05 Jun-05 Sep-05 Dec-05 Mar-06
1.80%
2.20%
2.60%
Yield on Earning Assets Rate Paid on Liabilities
Spread
3.09%
Spread
2.92%
Spread
3.04%
Spread
2.98%
Spread
2.91%

Net Interest Rate Margin
3.31%
3.27%
3.31%
3.34%
3.38%
3.20%
3.25%
3.30%
3.35%
3.40%
3.45%
3.50%
Mar-05 Jun-05 Sep-05 Dec-05 Mar-06
$40
$41
$42
$43
$44
$45
$46
$47
$48
$49
$50
Net Interest Income Net Interest Rate Margin
Net Int. Rate
Margin
Net Int.
Income

25 $5,790 $6,005 $7,345 $5,590 $6,465 0.16% 0.16% 0.18% 0.20% 0.15% Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Non-Performing Loans Non-Performing Loans/Total Loans Asset Quality

• Positioned to take advantage of return to
normalized yield curve
• Anticipate increased new branch activity in
conjunction with branch rationalization
• Redoubling efforts to expand small-business
customer relationships
• Ongoing expense management
• Ongoing asset quality maintenance
Looking Ahead

OUR MISSION
Our mission is to consistently provide superior value
to our stockholders
by achieving strong financial
performance
to our customers
by delivering high quality financial
solutions that help improve and enrich their lives
to our employees
by maintaining a challenging and
rewarding work environment
to our communities
by committing our personal
energies and financial resources and by
exemplifying outstanding leadership.
We will achieve this while holding ourselves to the
highest standards of personal and professional integrity.